UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           September 12, 2025

Superior Group of Companies, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-05869	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole,Florida (Address of principal executive offices)		33772 (Zip Code)

Registrant's telephone number including area code:  (727) 397-9611

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SGC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2025, the Board of Directors of Superior Group of Companies, Inc. (the “Company”) appointed Michael W. Koempel as President of the Company effective immediately (the “Effective Date”). Mr. Koempel also remains the Chief Financial Officer (“CFO”) of the Company, in which role he will continue to serve as the Company’s principal financial officer and principal accounting officer. Michael Benstock remains the Company’s Chief Executive Officer, and therefore its principal executive officer, but relinquished his position as President of the Company as of the Effective Date.

Mr. Koempel has served as the Company’s CFO since May 31, 2022. Prior to that he served as chief operating officer of IT’SUGAR, one of the largest specialty candy retailers in the United States of America, from June 2021 to May 2022, chief operating officer at Victoria’s Secret Lingerie, a multi-billion dollar e-commerce and store-based retailer specializing in lingerie and apparel, from April 2017 to August 2020, chief financial officer of Mast Global, the supply chain division of L Brands Inc. (now named Bath & Body Works®), from 2007 to 2017, and other finance and leadership roles. Mr. Koempel has extensive financial, operational, governance and strategic experience, including with scaling high-growth companies. Mr. Koempel holds a Bachelor of Business Administration from the University of Dayton and is a Certified Public Accountant (currently inactive). Mr. Koempel is 56 years of age.

Mr. Koempel does not have any familial relationships with any executive officer or director of the Company. The Company has not engaged in any prior transactions with Mr. Koempel requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of the Company, dated September 15, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SUPERIOR GROUP OF COMPANIES, INC.

By:	/s/ Michael Benstock
Michael Benstock
Chief Executive Officer

Date: September 15, 2025